UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

     The following exhibits are filed herewith:

99.1	Notice of Blackout Period to Directors and Executive Officers of Sovereign Bancorp, Inc. and Sovereign Bank, dated July 23, 2004.

Item 11. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans

     On July 23, 2004, Sovereign Bancorp, Inc. (“Sovereign”) sent a notice to directors and executive officers of Sovereign and Sovereign Bank informing them that a blackout period with respect to the Sovereign Bancorp, Inc. Employee Stock Ownership Plan will be in effect beginning on September 1, 2004, and will continue until on or about November 15, 2004. Sovereign provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. Sovereign received the notice required by Section 101(i)(12)(E) of the Employment Retirement Income Security Act of 1974, as amended, on July 23, 2004.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC. (Registrant)

Dated: July 20, 2004	/s/ James D. Hogan

James D. Hogan Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Notice of Blackout Period to Directors and Executive Officers of Sovereign Bancorp, Inc. and Sovereign Bank dated July 23, 2004.

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